UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       November 30, 2004
                                                  ------------------------------

                           WHITNEY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


        Louisiana                          0-1026              72-6017893
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(State or other jurisdiction            (Commission          (IRS Employer
      of incorporation)                  File Number)     Identification No.)


         228 St. Charles Avenue, New Orleans, Louisiana         70130
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             (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code       (504) 586-7272
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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 23-.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         On November 30, 2004, the Compensation Committee of Whitney Holding Corporation approved changes to compensation and benefits available to the Company's executive officers as described in the following paragraphs.
         Beginning January 1, 2005, each executive officer may request reimbursement for amounts paid for financial planning services provided by a third party selected by the Company up to a maximum of $6,000 annually.
         The maximum annual cash bonus that can be earned in 2005 under the Executive Compensation Plan was increased to 100% of base salary for the Chief Executive Officer and 75% of base salary for other executive officers. Previously, the maximum annual cash bonus that could be earned was 75% of base salary for the Chief Executive Officer and 50-60% for other executive officers.
         The peer group used to measure the company's relative performance for purposes of determining the maximum award available under the Executive Compensation Plan for the year 2005 will be comprised of 20 high-performing banks located in the United States with assets in the $5-$85 billion range, including those previously used which were 9 high-performing banks located in the south central region of the United States with assets in the $5-$49 billion range.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                   By:/s/Thomas L. Callicutt, Jr.
                                      ------------------------------------------
                                      Thomas L. Callicutt, Jr.
                                      Executive Vice President
                                      and Chief Financial Officer


                                      Date:         December 6, 2004
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